Exhibit 99.1



                               FIFTH AMENDMENT

                  FIFTH AMENDMENT, dated as of May 20, 2005 (this "Amendment"), to the Credit Agreement, dated as of June 6, 2002 (as amended pursuant to the First Amendment, dated as of December 10, 2002, the Second Amendment, dated as of May 12, 2003, the Third Amendment, dated as of March 29, 2004, and the Fourth Amendment, dated as of March 10, 2005, and as the same may be further amended (including pursuant to this Amendment), supplemented or otherwise modified from time to time, the "Credit Agreement"), among Roundy's Acquisition Corp., a Delaware corporation ("Holdings"), Roundy's, Inc., a Wisconsin corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agents (collectively, in such capacity, the "Documentation Agents"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.



                            W I T N E S S E T H :
                            - - - - - - - - - -


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

                  WHEREAS, Holdings and the Borrower have requested certain amendments to the Credit Agreement as more fully set forth herein; and

                  WHEREAS, the Lenders have agreed to such amendments but only on the terms and conditions contained in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms.  Unless otherwise defined herein,
                             -------------
terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. Amendments to Section 1.1.  (a)  Section 1.1 of the
                             -------------------------
Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                           "Fifth Amendment":  the Fifth Amendment to this
                            ---------------
Agreement, dated as of May 20, 2005.

                           "Fifth Amendment Effective Date":  the "Fifth
                            ------------------------------
Amendment Effective Date" under the Fifth Amendment.

                  SECTION 3. Amendment to Section 3.1. Section 3.1 of the Credit
                             ------------------------
Agreement is hereby amended by inserting a new paragraph (c) at the end thereof to read as follows:

                           "(c) The Borrower may from time to time elect to
                  increase the amount of the Total Revolving Commitments, provided that, (i) the aggregate amount of increases in the Total Revolving Commitments effected pursuant to this paragraph shall not exceed $25,000,000, (ii) each increase effected pursuant to this paragraph shall be in a minimum amount of at least $10,000,000 and (iii) no more than two increases may be effected pursuant to this paragraph after the Fifth Amendment Effective Date. The Borrower may arrange for any such increase to be provided by one or more Lenders (each Lender so agreeing to an increase in its Revolving Commitment, an "Increasing Lender"), or by one or more banks, financial institutions or other entities (each such bank, financial institution or other entity, an "Augmenting Lender"), that agree to increase their existing Revolving Commitments or extend Revolving Commitments, as the case may be, provided that (i) each Augmenting Lender, shall be subject to the approval of the Borrower and the Administrative Agent (which approval shall not be unreasonably withheld or delayed) and
                  (ii) the Borrower and each applicable Increasing Lender or Augmenting Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence its Revolving Commitment and its status as a Revolving Lender. Increases and new Commitments created pursuant to this clause shall become effective on the date agreed by the Borrower, the Administrative Agent and the relevant Increasing Lenders and/or Augmenting Lenders, and the Administrative Agent shall notify each affected Lender thereof. Notwithstanding the foregoing, no increase in the Total Revolving Commitments (or in the Revolving Commitment of any Lender), shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such increase, the conditions set forth in paragraphs (a) and (b) of Section 6.2 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Responsible Officer of the Borrower and (ii) the Administrative Agent shall have received (with sufficient copies for each of the Increasing or Augmenting Lenders) documents consistent with those delivered on the Effective Date under paragraphs (h) and (i) of Section 6.1 as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such increase and related matters and such other documents that the Administrative Agent shall reasonably request in connection therewith (which may include amendments to the Security Documents necessary or advisable in the reasonable good faith judgment of the Administrative Agent in connection with such increase). On the effective date of any increase in the Total Revolving Commitments, (i) each relevant Increasing Lender and Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds and in Dollars for the benefit of the other relevant Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other relevant Lenders, each Lender's portion of the outstanding Revolving Loans of all the Lenders to equal its Revolving Percentage of such outstanding Revolving Loans and
                  (ii) the Borrower shall be deemed to have repaid and reborrowed all outstanding Loans as of the date of any increase in the Revolving Commitments (with such reborrowing to consist of the Types of Loans, with related Interest Periods if applicable, specified in a notice delivered by the Company in accordance with the requirements of Section 3.2). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence in respect of each Eurocurrency Loan shall be subject to indemnification by the Borrower pursuant to the provisions of Section 4.11 if the deemed payment occurs other than on the last day of the related Interest Periods.

                  SECTION 4. Amendment to Section 8.6. Section 8.6 of the Credit
                             ------------------------
Agreement is hereby amended by deleting the word "and" at the end of paragraph
(f), by deleting the period at the end of paragraph (g) and substituting "; and" in lieu thereof and by adding the following new paragraph (h):

                           "(h) the Borrower may pay a one-time cash dividend on
                  its Capital Stock in an amount up to $85,000,000 on or prior to the date which is thirty calendar days after the Fifth Amendment Effective Date."

                  SECTION 5. Amendment to Section 8.9. Section 8.9 of the Credit
                             ------------------------
Agreement is hereby amended by adding the following language at the end of the first parenthetical therein:

                  "and other than, so long as no Default or Event of Default shall have then occurred and be continuing or would result therefrom, the optional prepayment, repurchase or redemption of Senior Subordinated Notes for aggregate cash consideration not to exceed $50,000,000."

                  SECTION 6. Conditions to Effectiveness. This Amendment shall
                             ---------------------------
become effective upon the date (the "Fifth Amendment Effective Date") on which
                                     ------------------------------
the Administrative Agent shall have received (i) this Amendment, executed and delivered by a duly authorized officer of each of Holdings, the Borrower and the Required Lenders and (ii) for the account of each Lender that executes and delivers this Amendment on or before May 19, 2005, an amendment fee equal to 0.05% of aggregate outstanding principal amount of such Lender's Term B-1 Loans and Revolving Commitments.

                  SECTION 7. Representations and Warranties. The Borrower
                             ------------------------------
represents and warrants to the Administrative Agent and the Lenders that as of the Fifth Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                  SECTION 8. Effect of Amendment. (a) This Amendment shall not
                             -------------------
constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

                  (b) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 9. Costs and Expenses. The Borrower agrees to
                             ------------------
reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

                  SECTION 10. Headings. The headings of this Amendment are for
                              --------
purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  SECTION 11. Counterparts. This Amendment may be executed by
                              ------------
one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), each of which when so executed and delivered shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 SECTION 12. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND
                             -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

           [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                         ROUNDY'S, INC., as Borrower


                                         By: /s/ EDWARD G. KITZ
                                         -------------------------------------
                                         Name: Edward G. Kitz
                                         Title: Group Vice President,
                                         Legal, Risk and Treasury,
                                         Corporate Secretary

                                         ROUNDY'S ACQUISITION CORP., as Holdings



                                         By: /s/ DARREN W. KARST
                                         --------------------------------------
                                         Name: Darren W. Karst
                                         Title: Executive Vice President and
                                         Chief Financial Officer

                                          BEAR STEARNS CORPORATE LENDING INC.,
                                          as Administrative Agent



                                          By: /s/ BRAM SMITH
                                              ----------------------------------
                                          Name:  Bram Smith
                                          Title:  Vice President



                                          BEAR STEARNS CORPORATE LENDING INC.,



                                          By: /s/VICTOR BULZACCHELLI
                                              ----------------------------------
                                          Name: Victor Bulzacchelli
                                          Title: Vice President

                                          ASSOCIATED BANK, N. A.
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ DANIEL HOLZHAUER
                                              ----------------------------------
                                          Name: Daniel Holzhauer
                                          Title:   AVP



                                          CIBC INC., AS LENDER
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ GEORGE KNIGHT
                                              ----------------------------------
                                          Name: George Knight
                                          Title:   Managing Director



                                          HARRIS TRUST & SAVINGS BANK
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ C. SCOTT PLACE
                                              ----------------------------------
                                          Name: C. Scott Place
                                          Title:   Director



                                          RZB FINANCE LLC
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ ASTRID WILKE
                                              ----------------------------------
                                          Name: Astrid Wilke
                                          Title:   Vice President

                                          By: /s/ DAN DOBRJANSKYJ
                                              ----------------------------------
                                              Name: Dan Dobrjanskyj
                                              Title:   Vice President

                                          U.S. BANK, N.A.
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ JEFFREY J. JANZA
                                              ----------------------------------
                                          Name: Jeffrey J.  Janza
                                          Title:   Vice President



                                          JP MORGAN CHASE BANK, N.A.
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ DAVID GOODNO
                                              ----------------------------------
                                          Name: David Goodno
                                          Title:   Assistant Vice President



                                          COMERICA BANK
                                          --------------------------------------


                                          By: /s/HEATHER A. WHITING
                                              ----------------------------------
                                          Name: Heather A. Whiting
                                          Title:   Account Officer



                                          M&I MARSHALL & ILSLEY BANK
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ ERIC L. THOMAS
                                              ----------------------------------
                                          Name: Eric L. Thomas
                                          Title:   Vice President

                                          By: /s/ ROBERT J. BUERGER
                                              ----------------------------------
                                          Name: Robert J. Buerger
                                          Title:  Vice President

                                          COOPERATIEVE CENTRALE RAIFFEISEN-
                                          BOERENLEENBANK B.A., "RABOBANK
                                          INTERNATIONAL" NEW YORK BRANCH
                                          --------------------------------------
                                          Name of Financial Institution

                                          By: /s/ IVAN RODRIGUEZ
                                              ----------------------------------
                                          Name: Ivan Rodriguez
                                          Title:   Vice President

                                          By: /s/ BRETT DELFINO
                                              ----------------------------------
                                          Name: Brett Delfino
                                          Title:   Executive Director



                                          GRAYSTON CLO II 2004-1 LTD.
                                          By BEAR STEARNS ASSET MANAGEMENT,
                                          INC., AS ITS COLLATERAL MANAGER
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ JONATHAN BERG
                                              ----------------------------------
                                          Name: Jonathan Berg
                                          Title:   Associate Director



                                          GALLATIN FUNDING I LTD..
                                          By BEAR STEARNS ASSET MANAGEMENT,
                                          INC., AS ITS COLLATERAL MANAGER
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ JONATHAN BERG
                                              ----------------------------------
                                          Name: Jonathan Berg
                                          Title:   Associate Director

                                          BRAYMOOR & CO.
                                          By BEAR STEARNS ASSET MANAGEMENT,
                                          INC., AS ITS ATTORNEY-IN-FACT
                                          -----------------------------------
                                          Name of Financial Institution


                                          By: /s/ JONATHAN BERG
                                              ----------------------------------
                                          Name: Jonathan Berg
                                          Title:   Associate Director



                                          BEAR STEARNS LOAN TRUST
                                          By BEAR STEARNS ASSET MANAGEMENT,
                                          INC., AS ITS ATTORNEY-IN-FACT
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ JONATHAN BERG
                                              ----------------------------------
                                          Name: Jonathan Berg
                                          Title:   Associate Director



                                          GRAYSTON CLO II 2001-01 LTD.
                                          By BEAR STEARNS ASSET MANAGEMENT,
                                          INC., AS ITS COLLATERAL MANAGER
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ JONATHAN BERG
                                              ----------------------------------
                                          Name: Jonathan Berg
                                          Title:   Associate Director



                                          ARCHIMEDES FUNDING III, LTD.
                                          By ING CAPITAL ADVISORS LLC,
                                          AS COLLATERAL MANAGER
                                          -------------------------------------
                                          Name of Financial Institution


                                          By: /s/ CHERYL A WASILEWSKI
                                              ----------------------------------
                                          Name: Cheryl A. Wasilewski
                                          Title:   Director

                                          ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                          By ING CAPITAL ADVISORS LLC, AS
                                          COLLATERAL MANAGER
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ CHERYL A WASILEWSKI
                                              ----------------------------------
                                              Name: Cheryl A. Wasilewski
                                              Title:   Director



                                          ING-ORYX CLO, LTD.
                                          By ING CAPITAL ADVISORS LLC,
                                          AS COLLATERAL MANAGER
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ CHERYL A WASILEWSKI
                                              ----------------------------------
                                          Name: Cheryl A. Wasilewski
                                          Title:   Director



                                          NEMEAN CLO, LTD.
                                          By ING CAPITAL ADVISORS LLC, AS
                                          INVESTMENT MANAGER
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ CHERYL A WASILEWSKI
                                              ----------------------------------
                                          Name: Cheryl A. Wasilewski
                                          Title:   Director



                                          SEQUILS-ING I (HBDGM), LTD.
                                          By ING CAPITAL ADVISORS LLC, AS
                                          COLLATERAL MANAGER
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/ CHERYL A WASILEWSKI
                                              ----------------------------------
                                          Name: Cheryl A. Wasilewski
                                          Title:   Director

                                          HANOVER SQUARE CLO LTD.
                                          By Blackstone Debt Advisors L.P. as
                                          Collateral Manager
                                          --------------------------------------
                                          Name of Financial Institution


                                          By: /s/  DEAN CRIARES
                                              ----------------------------------
                                          Name: Dean Criares
                                          Title:   Managing Director



                                           MONUMENT PARK CDO LTD.
                                           By Blackstone Debt Advisors L.P. as
                                           Collateral Manager
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/  DEAN CRIARES
                                               ---------------------------------
                                           Name:   Dean Criares
                                           Title:  Managing Director



                                           LOAN FUNDING VI LLC, FOR ITSELF OR
                                           as Agent for Corporate Loan Funding
                                           VI LLC
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/  DEAN CRIARES
                                               ---------------------------------
                                           Name:  Dean Criares
                                           Title: Managing Director



                                           DENALI CAPITAL LLC, MANAGING MEMBER
                                           OF DC FUNDING PARTNERS, PORTFOLIO
                                           MANAGER FOR DENALI CAPITAL CLO I,
                                           LTD, OR AN AFFILIATE
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ JOHN P. THACKER
                                               ---------------------------------
                                           Name: John P. Thacker
                                           Title:   Chief Credit Officer



                                           DENALI CAPITAL LLC, MANAGING MEMBER
                                           OF DC FUNDING PARTNERS, PORTFOLIO
                                           MANAGER FOR DENALI CAPITAL CLO II,
                                           LTD, OR AN AFFILIATE
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ JOHN P. THACKER
                                               ---------------------------------
                                           Name: John P. Thacker
                                           Title:   Chief Credit Officer



                                           DENALI CAPITAL LLC, MANAGING MEMBER
                                           OF DC FUNDING PARTNERS, PORTFOLIO
                                           MANAGER FOR DENALI CAPITAL CLO III,
                                           LTD, OR AN AFFILIATE
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ JOHN P. THACKER
                                               ---------------------------------
                                           Name: John P. Thacker
                                           Title:   Chief Credit Officer



                                           SENIOR DEBT PORTFOLIO
                                           By BOSTON MANAGEMENT AND RESEARCH
                                           INVESTMENT ADVISOR
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ MICHAEL B. BOTTHOF
                                               ---------------------------------
                                           Name: Michael B. Botthof
                                           Title:   Vice President

                                           EATON VANCE SENIOR INCOME TRUST
                                           By EATON VANCE MANAGEMENT AS
                                           INVESTMENT ADVISOR
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ MICHAEL B. BOTTHOF
                                               ---------------------------------
                                           Name: Michael B. Botthof
                                           Title:   Vice President



                                           EATON VANCE INSTITUTIONAL SENIOR
                                           LOAN FUND
                                           By EATON VANCE MANAGEMENT INVESTMENT
                                           ADVISOR
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ MICHAEL B. BOTTHOF
                                               ---------------------------------
                                           Name: Michael B. Botthof
                                           Title:  Vice President



                                           EATON VANCE CDO III, LTD
                                           By EATON VANCE MANAGEMENT AS
                                           INVESTMENT ADVISOR
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ MICHAEL B. BOTTHOF
                                               ---------------------------------
                                           Name: Michael B. Botthof
                                           Title:   Vice President



                                           COSTANITINUS EATON VANCE CDO V, LTD
                                           By EATON VANCE MANAGEMENT AS
                                           INVESTMENT ADVISOR
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ MICHAEL B. BOTTHOF
                                               ---------------------------------
                                           Name: Michael B. Botthof
                                           Title:  Vice President



                                           EATON VANCE CDO VI, LTD
                                           By EATON VANCE MANAGEMENT AS
                                           INVESTMENT ADVISOR
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ MICHAEL B. BOTTHOF
                                               ---------------------------------
                                           Name: Michael B. Botthof
                                           Title:   Vice President



                                           GRAYSON & CO.
                                           By BOSTON MANAGEMENT AND RESEARCH AS
                                           INVESTMENT ADVISOR
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ MICHAEL B. BOTTHOF
                                               ---------------------------------
                                           Name: Michael B. Botthof
                                           Title:   Vice President



                                           BIG SKY SENIOR LOAN FUND, LTD.
                                           By EATON VANCE MANAGEMENT AS
                                           INVESTMENT ADVISOR
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ MICHAEL B. BOTTHOF
                                               ---------------------------------
                                           Name: Michael B. Botthof
                                           Title:   Vice President



                                           EATON VANCE VT FLOATING-RATE
                                           INCOME FUND
                                           By EATON VANCE MANAGEMENT AS
                                           INVESTMENT ADVISOR
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ MICHAEL B. BOTTHOF
                                               ---------------------------------
                                           Name: Michael B. Botthof
                                           Title:   Vice President



                                           TOLLI & CO.
                                           By EATON VANCE MANAGEMENT AS
                                           INVESTMENT ADVISOR
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/ MICHAEL B. BOTTHOF
                                               ---------------------------------
                                           Name: Michael B. Botthof
                                           Title:   Vice President



                                           PUTNAM MASTER INTERMEDIATE INCOME
                                           TRUST
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/BETH MAZOR
                                               ---------------------------------
                                           Name:  Beth Mazor
                                           Title:    V. P.



                                           PUTNAM PREMIUM INCOME TRUST
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/BETH MAZOR
                                               ---------------------------------
                                           Name:  Beth Mazor
                                           Title:    V. P.



                                           PUTNAM DIVERSIFIED INCOME TRUST
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/BETH MAZOR
                                               ---------------------------------
                                           Name:  Beth Mazor
                                           Title:    V. P.

                                           PUTNAM VARIABLE TRUST - PVT
                                           DIVERSIFIED INCOME FUND
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/BETH MAZOR
                                               ---------------------------------
                                           Name:  Beth Mazor
                                           Title:    V. P.



                                           STONE TOWER CDO II
                                           By: Stone Tower Debt Advisors
                                           As its Collateral Manager
                                           -------------------------------------
                                           Name of Financial Institution


                                           By: /s/  W. ANTHONY EDSON
                                               ---------------------------------
                                           Name: W. Anthony Edson
                                           Title:   Authorized Signatory



                                            NEW YORK LIFE INSURANCE COMPANY
                                            Name of Financial Institution


                                            By: /s/  ROBERT H. DIAL
                                                --------------------------------
                                            Name: Robert H. Dial
                                            Title:   Vice President



                                            NEW YORK LIFE INSURANCE AND ANNUITY
                                            CORPORATION
                                            By New York Life Investment
                                            Management LLC, its Investment
                                            Manager
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  ROBERT H. DIAL
                                                --------------------------------
                                            Name: Robert H. Dial
                                            Title:   Managing Director



                                            ELF FUNDING TRUST III
                                            By New York Life Investment
                                            Management LLC, as Attorney-in-Fact
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  ROBERT H. DIAL
                                                --------------------------------
                                            Name: Robert H. Dial
                                            Title:   Managing Director



                                            NYLIM FLATIRON CLO 2003-1 LTD.
                                            By New York Life Investment
                                            Management LLC, as Collateral
                                            Manager and Attorney-in-Fact
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  ROBERT H. DIAL
                                                --------------------------------
                                            Name: Robert H. Dial
                                            Title:   Managing Director



                                            NYLIM FLATIRON CLO 2004-1 LTD.
                                            By New York Life Investment
                                            Management LLC, as Collateral
                                            Manager and Attorney-in-Fact
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  ROBERT H. DIAL
                                                --------------------------------
                                            Name: Robert H. Dial
                                            Title:   Managing Director



                                            ADDISON CDO, LIMITED
                                            By Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  MOHAN V. PHANSALKAR
                                                --------------------------------
                                            Name: Mohan V. Phansalkar
                                            Title:   Managing Director




                                            WRIGLEY CDO, LTD.
                                            By Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  MOHAN V. PHANSALKAR
                                                --------------------------------
                                            Name: Mohan V. Phansalkar
                                            Title:   Managing Director




                                            JISSEKIKUN FUNDING, LTD.
                                            By Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  MOHAN V. PHANSALKAR
                                                --------------------------------
                                            Name: Mohan V. Phansalkar
                                            Title:   Managing Director




                                            WAVELAND - INGOTS, LTD.
                                            By Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  MOHAN V. PHANSALKAR
                                                --------------------------------
                                            Name: Mohan V. Phansalkar
                                            Title:   Managing Director




                                            LOAN FUNDING III, LLC
                                            By Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  MOHAN V. PHANSALKAR
                                                --------------------------------
                                            Name: Mohan V. Phansalkar
                                            Title:   Managing Director




                                            PIMCO FLOATING RATE INCOME FUND
                                            By Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor, acting through Investors
                                            Fiduciary Trust Company in the
                                            Nominee Name of IFTCO
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  MOHAN V. PHANSALKAR
                                                --------------------------------
                                            Name: Mohan V. Phansalkar
                                            Title:   Managing Director




                                            SEQUILS-MAGNUM, LTD.
                                            By Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  MOHAN V. PHANSALKAR
                                                --------------------------------
                                            Name: Mohan V. Phansalkar
                                            Title:   Managing Director



                                            AMMC CDO II, LIMITED
                                            By American Money Management Corp.,
                                            as Collateral Manager
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/  CHESTER M. ENG
                                                --------------------------------
                                            Name: Chester M. Eng
                                            Title:   Senior Vice President



                                            FARM CREDIT BANK OF TEXAS AS LENDER
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/ LUIS M. H. REQUEJO
                                                --------------------------------
                                            Name: Luis M.H. Requejo
                                            Title:  Vice President Capital
                                                    Markets




                                            LIGHT POINT CLO 2004-I, LTD.
                                            Premium Loan Trust I, Ltd.
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/ TIMOTHY S. VAN KIRK
                                                --------------------------------
                                            Name: Timothy S. Van Kirk
                                            Title:   Managing Director




                                            NATEXIS BANQUES POPULAIRES
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/ FRANK H. MADDEN, JR.
                                                --------------------------------
                                            Name:  Frank H. Madden, Jr.
                                            Title: Vice President & Group
                                                   Manager

                                            By: /s/ KRISTEN E. BRAINARD
                                                --------------------------------
                                            Name: Kristen E. Brainard
                                            Title:  Assistant Vice President




                                            PPM SPYGLASS FUNDING TRUST
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/ MEREDITH J. KOSLICK
                                                --------------------------------
                                            Name: Meredith J. Koslick
                                            Title:   Authorized Agent



                                            PPM SHADOW CREEK FUNDING LLC
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/ MEREDITH J. KOSLICK
                                                --------------------------------
                                            Name: Meredith J. Koslick
                                            Title:   Assistant Vice President

                                            NATIONAL COOPERATIVE BANK
                                            ------------------------------------
                                            Name of Financial Institution


                                            By: /s/ MICHAEL J. NOVAK
                                                --------------------------------
                                            Name: Michael J. Novak
                                            Title:   Vice President